UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 25, 2024

EXPEDIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37429	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1111 Expedia Group Way W.
Seattle, Washington 98119
(Address of principal executive offices) (Zip code)
(206) 481-7200
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	EXPE	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 25, 2024, Expedia Group, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) at which the Company’s stockholders voted on the three proposals described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2024 (the “2024 Proxy Statement”) and the Company’s inspector of election certified the vote tabulations indicated below.

At the close of business on April 26, 2024, the record date for determining stockholders entitled to vote at the 2024 Annual Meeting, there were 126,947,124 shares of the Company’s common stock and 5,523,452 shares of the Company’s Class B common stock outstanding and entitled to vote at the 2024 Annual Meeting, with each share of common stock entitled to one vote and each share of Class B common stock entitled to 10 votes. At the 2024 Annual Meeting, holders of 108,691,464 shares of the Company’s common stock and 5,523,452 shares of the Company’s Class B common stock were represented in person or by proxy, representing an aggregate voting power of 163,925,984 votes and constituting a quorum.
Proposal 1 – Election of Directors. Stockholders elected 13 individuals to the Company’s Board of Directors, each to serve until the next annual meeting of stockholders or until such director's successor shall have been duly elected and qualified (or, if earlier, such director's removal or resignation from the Company's Board of Directors). Four directors were elected only by holders of the Company’s common stock (the “Common Stock Nominees”) and nine directors were elected by holders of the Company’s common stock and Class B common stock voting together as a single class (the “Combined Stock Nominees”). Stockholders cast their votes as follows:

	For	Withheld	Broker Non-Votes
Common Stock Nominees
M. Moina Banerjee	96,508,747	1,769,442	10,413,275
Henrique Dubugras	96,627,399	1,650,790	10,413,275
Patricia Menendez Cambo	96,610,633	1,667,556	10,413,275
Alexandr Wang	96,953,391	1,324,798	10,413,275
Combined Stock Nominees
Beverly Anderson	149,608,036	3,904,673	10,413,275
Chelsea Clinton	147,600,807	5,911,902	10,413,275
Barry Diller	118,303,132	35,209,577	10,413,275
Ariane Gorin	151,256,230	2,256,479	10,413,275
Craig Jacobson	130,930,047	22,582,662	10,413,275
Peter Kern	145,727,102	7,785,607	10,413,275
Dara Khosrowshahi	104,090,807	49,421,902	10,413,275
Alex von Furstenberg	139,915,330	13,597,379	10,413,275
Julie Whalen	141,107,088	12,405,621	10,413,275
Proposal 2 – Advisory vote on the compensation of the Company's named executive officers. Stockholders approved, by advisory vote, the compensation of the Company’s named executive officers as disclosed in the 2024 Proxy Statement by voting as follows:

For	Against	Abstain	Broker Non-Votes
147,600,236	5,831,548	80,925	10,413,275
Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm. Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 by voting as follows:

For	Against	Abstain
161,130,775	2,702,909	92,300

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA GROUP, INC.

By:	/s/ Robert Dzielak
Robert Dzielak
Chief Legal Officer and Secretary
Dated: June 27, 2024